CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Bell, Chief Executive Officer of Braden Technologies Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the Quarterly Report on Form 10-QSB of the Company, for the fiscal quarter ended September 30, 2003, and to which this certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Peter Bell

Name:	Peter Bell

Title:	CHIEF EXECUTIVE OFFICER

Date:	November 12, 2003